UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       RTW Retailwinds, Inc. (the “Company”) announced that Gregory J. Scott will resign from his position as Chief Executive Officer of RTW Retailwinds, Inc. and as a member of the Company’s Board of Directors, effective April 17, 2020. In connection with Mr. Scott’s resignation, the Company is in the process of entering into a separation agreement with Mr. Scott which is expected to include the payment of severance benefits consistent with a voluntary resignation in accordance with the terms of his Letter Agreement of Employment, dated April 28, 2010, as described in the Company’s 2019 Proxy Statement.

(c)       The Company also announced, in connection with the resignation of Gregory Scott, the appointment of Traci Inglis, 41, to the role of Chief Executive Officer and member of the Company’s Board of Directors, effective April 17, 2020. Ms. Inglis was named President, Chief Marketing and Customer Officer, effective June 10, 2019. Ms. Inglis joined the Company from TechStyle Fashion Group, where she most recently served as President of Global Fashion Brands since March 2017. She joined TechStyle Fashion Group in 2013, where she held various marketing positions prior to her appointment as President of JustFab, Fabkids, and Shoedazzle. Prior to joining TechStyle Fashion Group, she spent nearly two years as the Director of Digital Marketing and CRM at Hot Topic Inc. From 2007 to 2012, Ms. Inglis was a Director and Senior Director of Strategy and Market Research at Westfield. Prior to joining Westfield, she held various Marketing management roles at Express and Alliance Data Systems. Ms. Inglis holds a BSBA from Ohio State University — The Max M. Fisher College of Business.

Item 7.01  Regulation FD.

On March 19, 2020, RTW Retailwinds, Inc. issued a press release announcing that Gregory J. Scott has resigned as its Chief Executive Officer and as a member of its Board of Directors, effective April 17, 2020. In addition, the Company announced that Traci Inglis was appointed as Chief Executive Officer and member of the Company’s Board of Directors, effective April 17, 2020.

A copy of the press release announcing Mr. Scott’s resignation and Ms. Inglis’ appointment is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
99.1	Press release issued on March 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: March 19, 2020	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Operating Officer and
Chief Financial Officer

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